                            THE DANNON COMPANY, INC.

               8 OZ. MOLD MANUFACTURE AND CUP PRODUCTION AGREEMENT



     This letter shall memorialize the Agreement between The Dannon Company, Inc. ("DANNON") and Packaging Resources, Inc. ("PRI"), with respect to PRI's manufacturing of three (3) twenty-four (24) cavity 8 oz. DANNON cup molds ("MOLDS") and the production of 8 oz. cups for DANNON's Product ("DANNON PRODUCT") as described in Exhibit A attached hereto and incorporated herein by reference.

     1. PRI has agreed to manufacture, at its sole cost and expense, the MOLDS in order for PRI to produce 8 oz. cups for the DANNON PRODUCT. PRI represents and warrants as follows: a) the MOLDS shall be completed and ready for service no later than December 31, 1992, b) the MOLDS it shall manufacture shall be capable of producing the 8 oz. cups in accordance with this Agreement, and c) the MOLDS shall have the capacity to produce a minimum of [__________________ __________________________________]* Per year for the DANNON PRODUCT. In the event DANNON's per year requirements exceed the MOLD's capacity, PRI agrees, at DANNON's reasonable request, to manufacture an additional MOLD at PRI's expense in accordance with the terms of this agreement. PRI agrees to be solely liable and responsible for the service, maintenance and repair of the MOLDS during the term of this agreement.

- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     2. In consideration for PRI's manufacturing of the MOLDS, at its sole cost and expense, DANNON agrees that PRI shall be DANNON's exclusive producer of 8 oz. cups for DANNON PRODUCT at DANNON's Minster, Ohio plant. This exclusivity shall be for a period of three (3) years, commencing January 1, 1992, and ending December 31, 1994, with a one (1) year renewable option by mutual consent of the parties. DANNON agrees that its consent to the one (1) year option extension, shall be based upon PRI's supply performance of 8 oz. cups for DANNON PRODUCT, including, but not limited to, cost, quality, timely delivery, technical advice, and customer service. In the event that either party elects not to exercise the one (1) year extension, notification must be given, in writing, no less than six
(6) months prior to the termination date of this agreement.

     3. PRI agrees that production of the 8 oz. DANNON cup for the DANNON PRODUCT shall be strictly in accordance with DANNON's specifications, which may be reasonably modified by DANNON from time to time, as set forth in Schedule A attached hereto and incorporated herein by reference, and each cup shall conform to DANNON's incoming quality control specification. DANNON shall have the right to inspect each shipment of the 8 oz. cups upon their delivery, and in the event that any such cup does not meet with DANNON's incoming quality control specification, DANNON shall have the right to reject and return said cups to PRI at PRI's sole cost and expense.

     4. PRI and DANNON agree that the total price to be charged to DANNON for the 8 oz. cups shall be in accordance with Schedule B "Pricing Schedule" attached hereto and incorporated herein by reference, and that the price shall be fixed for each twelve (12) month period, subject to an increase or decrease in the "resin" cost as hereinafter provided. Notwithstanding that the price shall be fixed for each twelve (12) month period of this Agreement, the cost may be changed upwards or downwards, as the case may be, in the event that PRI's "resin" cost increases or decreases, in accordance with the then current escalator/de-escalator formula included in Schedule B "Pricing Schedule". Any such change in price due to the cost of resin will be implemented within thirty
(30) days after PRI notifies DANNON of PRI's increase or decrease in resin cost. The price per thousand in Schedule B "Pricing Schedule" is subject to an annual review by PRI, and PRI may increase said price by an amount no greater than [________]* of PRI's non-resin cost (e.g., "labor", "utilities") per year on January 1st of each year, provided that such increase is documented to DANNON to the reasonable satisfaction of DANNON. DANNON's Purchase Order form (copy attached as Exhibit B) shall be used to order the production of the 8 oz. cups. In the event there is a contradiction between the aforesaid Purchase Order form and this Agreement, this Agreement shall control.

     5. PRI agrees for the duration of this Agreement, and any extension hereof, that it shall use the MOLDS only for the


- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

production of cups for DANNON PRODUCT and shall not use the MOLDS for any other customer, unless DANNON advises PRI that it shall require less than [____________________]* in any one (1) year of this Agreement. In the event of the aforesaid, PRI shall have the limited right to use the MOLDS for other customers provided the customers' business is not the same as or similar to DANNON's business. In the event of a breach, threatened breach or attempted breach of this paragraph, DANNON in addition to any other remedy it may have in law or equity shall be entitled to an injunction, restraining PRI from committing such breach, attempted breach or threatened breach, and to the recovery of reasonable attorneys' fees and expenses, including court costs, incurred in attempting to remedy any such breach.

     6. In the event that PRI materially defaults on any term of this Agreement, other than as provided above in paragraph 5, DANNON shall notify PRI, in writing, of the said default, and PRI shall have fifteen (15) days to cure such default, to DANNON's reasonable satisfaction, or, in the event such default cannot be cured within fifteen (15) days, PRI shall immediately commence steps to cure such default, but in no event shall the time to cure exceed thirty (30) days. Upon PRI's failure to timely cure in accordance with the aforesaid, DANNON shall have the right to terminate this agreement without further notice. Notwithstanding the aforesaid,


- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

in the event that the same default is material (e.g., cups cracked, printing illegible), and has been committed by PRI more than three (3) times in any twelve (12) month period of this Agreement, or during any twelve month period of this Agreement, persistent problems arise with respect to PRI's production of the 8 oz. cups, DANNON shall be entitled to terminate this Agreement, upon thirty (30) days written notice to PRI, without any rights for PRI to cure.

     7. Upon normal termination of this Agreement, or an early termination of this Agreement, as provided for above, DANNON shall have the option to purchase the MOLDS at a price to be determined by Husky Injection Molding Systems, Inc. of Bolton, Ontario, Canada.

     If DANNON elects to purchase the MOLDS, then it shall pay to PRI, the full purchase price within thirty (30) days after termination of this Agreement, and PRI shall assign any and all right, title, and interest in the MOLDS to DANNON, and deliver the MOLDS to DANNON simultaneously with DANNON's payment of the purchase price.

     8. Notwithstanding anything to the contrary herein before set forth, this Agreement may be terminated at any time by DANNON in the event that DANNON discontinues its use of 8 oz. cups at the Minster Plant, by giving PRI ninety
(90) days prior written notice
of DANNON's intention to discontinue. In this event, PRI has the right to cause DANNON to purchase the MOLDS at the purchase price stipulation set forth in paragraph 7, only if PRI gives DANNON written notice of its election to exercise this right not later than thirty (30) days prior to the termination of this Agreement.

     PRI agrees that it cannot assign this Agreement without the prior written consent of DANNON. If this correspondence accurately sets forth your understanding with respect to our Agreement, please indicate your consent by signing, at the space provided below, and thereafter this shall be a binding Agreement between us, and our respective successors and assigns.

Sincerely yours,

THE DANNON COMPANY, INC.           ACCEPTED AND AGREED TO:
                                   PACKAGING RESOURCES, INC.


By: /s/ Richard T. Browning        By: /s/ J. Michael Anderson
   --------------------------         ----------------------------

Name: Richard T. Browning          Name: J. Michael Anderson
     ------------------------           --------------------------

Title: V.P. Finance                Title:V.P. Sales and Marketing
      -----------------------            -------------------------

Date: 12/3/91                      Date: 12/9/91
     ------------------------           --------------------------


Attachments
     Exhibit A  (1)
     Exhibit B  (3)
     Schedule A (3)
     Schedule B (1)

                            THE DANNON COMPANY, INC.

                                    EXHIBIT A


                    Dannon    Light 8 ounce Product
                    Dannon    Fruit on Bottom 8 ounce Product
                    Dannon    Plain 8 ounce Product
                    Dannon    Classic Flavors 8 ounce Product

                                                                     Schedule A

     [Schematic drawings of 8 oz. sealed container omitted. Confidential treatment requested for such schematic drawings. Unredacted version is on file with the Securities and Exchange Commission.]

                                                                      Schedule A








                        [________________________________]*






- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                      Schedule A






                        [________________________________]*








- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                       Exhibit B
                                 PURCHASE ORDER
                                                             NUMBER_____________
                            THE DANNON COMPANY, INC.
                              1111 WESTCHESTER AVE.          DATE_______________
                           WHITE PLAINS, NY 10604-3587
                                 (914) 697-9700                           PAGE 1
                                                          SHIP TO     L-1026
VENDOR              PACKAGING RESOURCES, INC.               MINSTER PLANT
     V-iii24        5566 NEW VIENNA RD                      THE DANNON COMPANY
                    NEW VIENNA OH  45159                    216 SOUTHGATE DRIVE
                                                            MINSTER OH  45865
                                                            ATTN. ART PETERS

ALL INVOICES MUST INCLUDE PURCHASE ORDER NUMBER           BILL TO     L-0126
     ---------------------------------------------          MINSTER PLANT
     DATE REQUIRED   SHIP VIA   TERMS                       THE DANNON COMPANY
       9/01/91          TRUCK        NET 30                 216 SOUTHGATE DRIVE
     ---------------------------------------------          MINSTER OH 45865
     FOB                        REQUISITION NUMBER
        DELIVERED                    9100216
     ---------------------------------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
 QUANTITY     DESCRIPTION                    UNITS      UNIT COST     EXTENSION
      1       8 OZ PRINTED FLAT TOP CUP      [_____]*      [_____]*      [___]*
              (FOB/LIGHT/CLASSIC/PLAIN
              FLAVORS)
                                                        TOTAL            [___]*
 SPECIAL INSTRUCTIONS      ****************************************************
      BLANKET PURCHASE ORDER COVERING THE PERIOD 3/1/91
      THROUGH 2/28/92.
      THE DANNON CO. IS ONLY LIABLE FOR THOSE CUPS ACTUALLY PRODUCED
      AND SHIPPED THAT ARE WITHIN THE STATED DOLLAR LIMITS OF THIS
      BLANKET PURCHASE ORDER.
      -------------------------------------------------------------
      ISSUANCE OF THIS BLANKET PURCHASE ORDER IS NOT TIED TO ANY
      SPECIFIC QUANTITY AND/OR DOLLAR AMOUNT.
      -------------------------------------------------------------
      BLANKET PURCHASE ORDER NOT TO EXCEED [__________]*
      FREIGHT CHARGE:  [___________]*.
      -------------------------------------------------------------

      CUP PRICE / M UNITS [_____]* IS BASED ON A POLYPROPYLENE
      RESIN COST PER POUND OF [__]*. ANY RESIN INCREASE OR DECREASE THEREAFTER WILL BE ADJUSTED THIRTY (30) DAYS AFTER BOTH
      PARTIES AGREE SUCH PRICING IS FIRMLY ACCEPTED BY THE MARKET.
      -------------------------------------------------------------
      MOLDED CUPS MUST CONFORM TO DANNON MATERIAL SPECIFICATION
      NUMBER 86-CTR-03.01.01 AND DRAWING NUMBER 85-CTR-03.01.03.
      -------------------------------------------------------------
      SUPPLIER IS RESPONSIBLE FOR ALL MOLD MAINTENANCE AND REPAIRS
      DUE TO NORMAL WEAR AND TEAR.  DANNON WILL COVER THE COST OF
      MAJOR REPLACEMENTS, I.E. STRIPPER RINGS, CORES, CAVITIES,
      MAINFOLD.
                                                                      CONTINUED

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------



- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.


- -------------------------------------------------------------------------------
BUYER               AUTHORIZED BY                 ACCEPTANCE OF THIS ORDER
                                                  EXPRESSLY INCLUDED BY
                                                  REFERENCE TO THE TERMS AND
                                                  CONDITIONS ON THE REVERSE SIDE
                                                  OF THIS PURCHASE ORDER
- -------------------------------------------------------------------------------

                                                                       Exhibit B
                                 PURCHASE ORDER
                                                             NUMBER_____________
                            THE DANNON COMPANY, INC.
                              1111 WESTCHESTER AVE.          DATE_______________
                           WHITE PLAINS, NY 10604-3587
                                 (914) 697-9700                           PAGE 2

                                                          SHIP TO     L-1026
VENDOR              PACKAGING RESOURCES, INC.               MINSTER PLANT
     V-iii24        5566 NEW VIENNA RD                      THE DANNON COMPANY
                    NEW VIENNA OH  45159                    216 SOUTHGATE DRIVE
                                                            MINSTER OH  45865
                                                            ATTN. ART PETERS

ALL INVOICES MUST INCLUDE PURCHASE ORDER NUMBER           BILL TO     L-0126
     ---------------------------------------------          MINSTER PLANT
     DATE REQUIRED   SHIP VIA   TERMS                       THE DANNON COMPANY
       9/01/91          TRUCK        NET 30                 216 SOUTHGATE DRIVE
     ---------------------------------------------          MINSTER OH 45865
     FOB                        REQUISITION NUMBER
        DELIVERED                    9100216
     ---------------------------------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
 QUANTITY     DESCRIPTION                    UNITS      UNIT COST     EXTENSION

      -------------------------------------------------------------
      CUP PRICE IS F.O.B. DESTINATION.  DANNON RESERVES THE RIGHT
      TO PICKUP CUPS AT VENDOR LOCATION.
      -------------------------------------------------------------
      IN THE EVENT THIS BLANKET PURCHASE ORDER IS NOT RENEWED AT
      THE END OF THE TWELVE (12) MONTHS, DANNON WILL BE
      RESPONSIBLE FOR RAW MATERIALS COMMITMENTS THAT ARE
      SPECIFICALLY AUTHORIZED IN WRITING.
      -------------------------------------------------------------
      DANNON WILL PAY FOR ORIGINAL SET OF PRINTING PLATES DUE TO
      NEW GRAPHIC/COPY CHANGES.  THE COST OF SUBSEQUENT
      REPLACEMENT WILL BE PRI'S RESPONSIBILITY.
      -------------------------------------------------------------
      GOOD MANUFACTURING PRACTICES (GMP) ARE EXTREMELY IMPORTANT
      FACTORS IN SUPPLYING OUR YOGURT PLANTS.  THE ABILITY TO
      FURNISH PRINTED CUPS OF ACCEPTABLE QUALITY AND MACHINABILITY
      IS MANDATORY.
      -------------------------------------------------------------
      GRADE A PALLETS ARE NOT INCLUDED IN THE COST /M UNITS.
      -------------------------------------------------------------
      YOUR PLANT MUST BE IMS (INTERSTATE MILK SHIPPERS) CERTIFIED.
      -------------------------------------------------------------
      GRADE A PALLETS WILL BE USED TO SHIP CUPS TO THE MINSTER
      PLANT WITH AN EXCHANGE PROGRAM SET UP FOR PALLET RETURNS.
      -------------------------------------------------------------
      CHANGE ORDER 002 DATED 5/24/91 BEING ISSUED TO REFLECT
      RESIN COST DECREASE OF [____]* FROM [____]* TO [____]*.
      NEW UNIT PRICE EFFECTIVE WITH ALL DELIVERIES ON AND AFTER
      JUNE 15, 1991.                                                 CONTINUED
      -------------------------------------------------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------


- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.


- -------------------------------------------------------------------------------
BUYER               AUTHORIZED BY                 ACCEPTANCE OF THIS ORDER
                                                  EXPRESSLY INCLUDED BY
                                                  REFERENCE TO THE TERMS AND
                                                  CONDITIONS ON THE REVERSE SIDE
                                                  OF THIS PURCHASE ORDER
- -------------------------------------------------------------------------------

                                                                       Exhibit B
                                 PURCHASE ORDER
                                                             NUMBER_____________
                            THE DANNON COMPANY, INC.
                              1111 WESTCHESTER AVE.          DATE_______________
                           WHITE PLAINS, NY 10604-3587
                                 (914) 697-9700                           PAGE 3

                                                          SHIP TO     L-1026
VENDOR              PACKAGING RESOURCES, INC.               MINSTER PLANT
     V-iii24        5566 NEW VIENNA RD                      THE DANNON COMPANY
                    NEW VIENNA OH  45159                    216 SOUTHGATE DRIVE
                                                            MINSTER OH  45865
                                                            ATTN. ART PETERS

ALL INVOICES MUST INCLUDE PURCHASE ORDER NUMBER           BILL TO     L-0126
     ---------------------------------------------          MINSTER PLANT
     DATE REQUIRED   SHIP VIA   TERMS                       THE DANNON COMPANY
       9/01/91          TRUCK        NET 30                 216 SOUTHGATE DRIVE
     ---------------------------------------------          MINSTER OH 45865
     FOB                        REQUISITION NUMBER
        DELIVERED                    9100216
     ---------------------------------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

 QUANTITY        DESCRIPTION     UNITS           UNIT COST            EXTENSIVE

      CHANGE ORDER 003 DATED 7/18/91 BEING ISSUED TO REFLECT
      RESIN COST DECREASE OF [____]* FROM [____]* TO [____]*
      NEW UNIT PRICE EFFECTIVE WITH ALL DELIVERIES ON AND AFTER
      AUGUST 1, 1991.
      -------------------------------------------------------------
      CHANGE ORDER 004 DATED 8/21/91 BEING ISSUED TO REFLECT A RESIN COST DECREASE OF [____]* FROM [____]* TO [____]*
      NEW UNIT PRICE EFFECTIVE WITH ALL DELIVERIES ON AND AFTER
      SEPTEMBER 1, 1991.


- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------



- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.


- -------------------------------------------------------------------------------
BUYER               AUTHORIZED BY                 ACCEPTANCE OF THIS ORDER
                                                  EXPRESSLY INCLUDED BY
                                                  REFERENCE TO THE TERMS AND
                                                  CONDITIONS ON THE REVERSE SIDE
                                                  OF THIS PURCHASE ORDER
- -------------------------------------------------------------------------------

                            THE DANNON COMPANY, INC.

                                   SCHEDULE B

                                PRICING SCHEDULE



PART DESCRIPTION

Resin - Polypropylene
8 oz. Injection Molded Yogurt Cup
Pigmented White and Printed *


BASE PRICE:    [____________](includes [___]* freight)
                           effective September 1, 1991
               Base price will be reduced [_________]*
               effective January 1, 1993

TITLE:         F.O.B. Point of Delivery (Minster, Ohio)

FREIGHT: Motor Freight Arranged, Prepaid and Absorbed by Packaging Resources. Pick-up allowance [_________]*.

TERMS:         Net 30 Days



RESIN ESCALATOR/DE-ESCALATOR

Price is subject to change as provided in paragraph 4 of this Agreement.

Price Change of [__________]* for each $.01/lb. of resin change.

*    Light Flavors       -    printed six  (6)  color process
     FOB Flavors         -    printed six  (6)  color process
     Plain Flavors       -    printed two  (2)  color line
     Classic Flavors     -    printed four (4)  color line


- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                            THE DANNON COMPANY, INC.
        1111 WESTCHESTER AVE.  - WHITE PLAINS, NY 10604 - (914) 697-9700


October 27, 1992




Mr. Michael Anderson
VP Sales/Marketing
PACKAGING RESOURCES, INC.
717 Forest Avenue
Lake Forest, IL 60045

RE: THE DANNON COMPANY, INC. ("DANNON") AND PACKAGING RESOURCES, INC. ("PRI") 8 OZ MOLD AND CUP PRODUCTION AGREEMENT
                    DATED DECEMBER 3, 1991 / ("AGREEMENT")
                    --------------------------------------

Dear Mike:

This letter shall memorialize our arrangement to revise the above-referenced Agreement in accordance with the terms and conditions as hereinafter set forth.


1. PRI will build, at its expense, a fourth twenty-four (24) cavity 8 oz cup mold to accommodate Dannon cup requirements. All costs associated with building, servicing, maintaining and repair of this mold will be the sole responsibility of PRI.

2. The current 8 oz cup design (Dannon Reference #306.100.01) dated October 1, 1989 will change to a new cup design (PRI Reference #4005.080.000 with revisions through M dated August 4, 1992).

     All 8 oz cup molds now under construction will be built for the new cup design. Target date for completion of the four molds is MAY 1, 1993.

3. The duration of our Agreement will be extended for one (1) additional year or through December 31, 1995.

4. Base price of the new design 8 oz cup will be [________________]* delivered to Minster, Ohio, based on resin price of


- ---------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     [____]* and cup weight of [___]* grams, effective following Dannon's approval of the production cup.

Except as otherwise set forth above, Dannon and PRI reaffirm and agree that all other Terms and Conditions of our Agreement dated December 3, 1991 shall remain in full force and effect for the one (1) year extension and any subsequent renewals, if any.

If the above accurately sets forth your understanding with respect to the extension of our Agreement, please indicate same by signing on the line provided, and thereafter, this shall be a binding Agreement among ourselves and our respective successors and assigns. We look forward to a continuing beneficial relationship.

Sincerely,


/s/ John Sofia                          /s/ Donald L. Junker
- --------------------                    --------------------
John Sofia                              Donald L. Junker
Purchasing Manager                      Director
Materials Management                    Materials Management


THE DANNON COMPANY, INC.


By:  /s/ Donald E. Devine
   ----------------------
Title: CFO/V.P. Finance
      -------------------
Date: October 27, 1992
     --------------------


Consented to and Agreed to:


PACKAGING RESOURCES, INC.

By: /s/ J. Michael Anderson
   ------------------------
Title: Vice President
      ---------------------
Date: 11/5/92
     ----------------------


- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                    CONFIDENTIAL
                            THE DANNON COMPANY, INC.
        120 WHITE PLAINS ROAD - TARRYTOWN, NY 10591-5536 - (914) 366-9700




APRIL 4, 1994



MR. TERRY CULLEN
VP SALES AND MARKETING
PACKAGING RESOURCES, INC.
ONE CONWAY PARK
100 FIELD DRIVE, SUITE 300
LAKE FOREST, ILLINOIS 60045

                         RE:  4OZ, 6OZ AND 8OZ CUP SUPPLY AGREEMENT
                              -------------------------------------

DEAR TERRY:

THIS LETTER SHALL MEMORIALIZE OUR ARRANGEMENT TO REVISE THE EXISTING 4OZ, 6OZ AND 8OZ CUP SUPPLY AGREEMENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS AS HEREINAFTER SET FORTH.

     1) PRI WILL MODIFY, AT ITS EXPENSE, ALL SEVEN (7) EXISTING 8OZ CUP MOLDS TO CONFORM TO DANNON SPECIFICATION DRAWING NUMBER 7013.080.001 DATED 3/28/94. DANNON WILL PAY FOR THE SEAL BEAD REVISION PORTION OF THIS MODIFICATION.

     2) PRI WILL BUILD, AT ITS EXPENSE, A SIXTEEN (16) AND A TWENTY-FOUR (24) CAVITY 8OZ CUP MOLD TO ACCOMMODATE DANNON CUP REQUIREMENTS. THE SIXTEEN (16) CAVITY MOLD IS SCHEDULED FOR COMPLETION JULY 1994. THE TWENTY-FOUR (24) CAVITY MOLD IS SCHEDULED FOR COMPLETION DECEMBER 1994.

     3) PRI WILL WAREHOUSE SPRINKL'INS 4OZ CUPS, FOR BOTH THE USA AND MEXICAN MARKET, AT ITS FORT WORTH, TEXAS PLANT TO INSURE "JUST IN TIME" DELIVERY TO DANNAN'S FORT WORTH, TEXAS PLANT.

     4) PRI WILL IMPLEMENT A UNIFORM (LAB COAT) POLICY FOR DANNON PACKAGE PRODUCTION/PRINTING PERSONNEL AT BOTH ITS NEW VIENNA, OHIO AND FORT WORTH, TEXAS PLANTS.

     5) FOR THE 4OZ, 6OZ AND 8OZ CUPS, NO CPI NONRESIN PRICE ADJUSTMENT WILL BE MADE. THE ANNUAL REVIEW DATE FOR ANY

          CPI NONRESIN INCREASE IS CHANGED TO JANUARY 1 BEGINNING JANUARY 1, 1995, AT WHICH TIME, ADJUSTMENTS WILL BE CONSIDERED BASED ON THE PERIOD JANUARY 1, 1994 THROUGH DECEMBER 31, 1994.

     6) DANNON WILL EXTEND THE EXISTING 4OZ, 6OZ AND 8OZ CUPS SUPPLY AGREEMENTS TO EXPIRE JANUARY 1, 1996.

EXCEPT AS OTHERWISE SET FORTH ABOVE, DANNON AND PRI REAFFIRM AND AGREE THAT ALL OTHER TERMS AND CONDITIONS OF OUR EXISTING 4OZ, 6OZ AND 8OZ CUPS AGREEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT FOR THE ONE (1) YEAR EXTENSION AND ANY SUBSEQUENT RENEWALS, IF ANY.

IF THE ABOVE ACCURATELY SETS FORTH YOUR UNDERSTANDING WITH RESPECT TO OUR AGREEMENT, PLEASE INDICATE SAME SIGNING ON THE LINE PROVIDED, AND THEREAFTER, THIS SHALL BE A BINDING AGREEMENT AMONG OURSELVES AND OUR RESPECTIVE SUCCESSORS AND ASSIGNS. WE LOOK FORWARD TO A CONTINUING BENEFICIAL RELATIONSHIP.

SINCERELY,



/s/ John Sofia                          /s/ Donald L. Junker
- -----------------------                 -------------------------
JOHN SOFIA                              DONALD L. JUNKER
PURCHASING MANAGER                      VP PURCHASING


THE DANNON COMPANY, INC.

BY:  /s/ Donald E. Devine
   ----------------------
TITLE:Vice President/Finance
      ----------------------
DATE: 4/3/94
     -----------------------


CONSENTED TO AND AGREED TO:

PACKAGING RESOURCES, INC.

BY: /s/ Terrance V. Cullen
   --------------------------
TITLE: V.P. Sales & Marketing
      -----------------------
DATE: 4/6/94
     ------------------------

*    4OZ CUP   -    REVISED AGREEMENT DATED 7/10/92

     6OZ CUP   -    REVISED AGREEMENT DATED 7/10/92
     8OZ CUP   -    AGREEMENT DATED 12/9/91

                                                                    CONFIDENTIAL

February 15, 1996



Mr. Robert C. McCoy
Packaging Resources, Incorporated
One Conway Park
100 Field Drive, Suite 300
Lake Forest, Illinois 60045

RE:  THE DANNON COMPANY, INC. ("DANNON") AND
     PACKAGING RESOURCES, INC. ("PRI")
     REVISED 8OZ MOLD MANUFACTURE AND CUP PRODUCTION AGREEMENT DATED OCTOBER 27, 1992/("AGREEMENT")
     ------------------------------

Dear Mr. McCoy:

This letter shall memorialize our agreement to extend the above-referenced Agreement in accordance with the terms and conditions as hereinafter set forth.

     1. Dannon and PRI have agreed to extend the Agreement for an additional one (1) year period commencing January 1, 1996 and terminating December 31, 1996. Thereafter, solely at Dannon's discretion, the Agreement may be renewed for additional one (1) year periods, by Dannon giving written notice to PRI no less than six (6) months prior to the end of the Agreement and any extensions thereof.

     2. Dannon agrees during the term of the Agreement, and any extension thereof, to give PRI written notice of Dannon's desire not to extend the Agreement for any additional year no less than six (6) months prior to the end of the Agreement and any extensions thereof.

     3. PRI agrees during the term of the Agreement and any extensions thereof, to give Dannon no less than twelve (12) months' written notice of PRI's desire not to renew the Agreement for any additional year.


Initial /s/ DED, II                               Initial /s/ HPH
        ------------                                      ---------
DANNON                                                   PRI

     4. PRI acknowledges that Dannon's election to renew this Agreement for an additional one (1) year period is based upon PRI's continuing representation and agreement that it shall be able to supply Dannon with cups in accordance with Dannon's requirements.

     5. Except as otherwise set forth above, Dannon and PRI reaffirm and agree that all other terms and conditions of the Agreement dated October 27, 1992 shall remain in full force and effect for the additional one (1) year extension and any subsequent extensions thereof. If the above accurately sets forth your understanding with respect to the extension of our Agreement, please indicate same by signing on the line provided, and thereafter, this shall be a binding Agreement among ourselves and our respective successors and assigns.

Sincerely,



/s/ John Sofia                                    /s/ Donald L. Junker
- -----------------------------------               -----------------------------
John Sofia                                   Donald L. Junker
Purchasing Materials Manager                      Vice President Purchasing


THE DANNON COMPANY, INC.

By:/s/ Donald E. Devine, II
   --------------------------------
Title: Vice President Finance
      -----------------------------
Date: 2/26/96
     ------------------------------


Consented to and Agreed to:
PACKAGING RESOURCES, INC.

By:/s/ H.P. Hoeper
   --------------------------------
Title: President, CEO
      -----------------------------
Date:   3/7/96
     ------------------------------

Document Number:  0101621.02
6-7-96/04:23pm